UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	October 22, 2018

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01    OTHER EVENTS
As disclosed in its Annual Report on Form 10-K for the year ended June 30, 2018 and the Quarterly Report on Form 10-Q for the three months ended September 30, 2018, The Procter and Gamble Company (“the Company”, “we”) adopted the Financial Accounting Standards Board (FASB) ASU 2017-07, “Compensation-Retirement Benefits: Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost (Topic 715)” effective July 1, 2018. Topic 715 requires an entity to disaggregate the current service cost component from the other components of net defined benefit costs on the face of the income statement. It requires the service cost component to be presented with other current compensation costs for the related employees in the operating section of the income statement. Other components of net benefit costs are required to be presented outside of income from operations. The Company has adopted ASU 2017-07 retrospectively. As such, prior periods’ results have been revised to report the other components of net benefit costs, previously reported in Cost of products sold and Selling, general, and administrative expense (SG&A), within Other non-operating income/(expense), net.
In addition, as disclosed in its Quarterly Report on Form 10-Q for the three months ended September 30, 2018, the Company adopted ASU 2016-18, “Statement of Cash Flows: Restricted Cash (Topic 230)” effective July 1, 2018. Topic 230 requires the Statement of Cash Flows to present changes in the total of cash, cash equivalents and restricted cash. Prior to the adoption of this ASU, the relevant accounting guidance did not require the Statement of Cash Flows to include changes in restricted cash. We adopted this change retrospectively. We currently have no significant restricted cash balances. Historically, we had restricted cash balances and changes related to divestiture activity. Such balances were presented as Current assets held for sale on the balance sheets, with changes presented as investing activities on the statements of cash flow. Under Topic 230, such balances are included in the beginning and ending balances of cash, cash equivalents and restricted cash on the statement of cash flows for all periods presented.
In this Form 8-K, the Company is providing revised Selected Financial Data, a revised Management's Discussion and Analysis (“MD&A”) and revised Consolidated Financial Statements and notes thereto for the years ended June 30, 2018, 2017 and 2016 to revise the disclosures for those periods to reflect the accounting changes described above. The revised Selected Financial Data, MD&A and Consolidated Financial Statements otherwise continue to speak as of the date of the filing of the Form 10-K for the fiscal year ended June 30, 2018 (the “2018 10-K”) with the Securities and Exchange Commission (“SEC”) and have not been updated for events or developments that occurred subsequent to such filing.  For developments since the filing of the 2018 10-K, please refer to the Company's Form 10-Q for the quarter ended September 30, 2018 and the Company's Forms 8-K filed since August 7, 2018, the filing date of the 2018 Form 10-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
99.1	Revised Selected Financial Data

99.2	Revised Management's Discussion and Analysis

99.3	Revised Consolidated Financial Statements and Accompanying Footnotes

99.4	Report of Independent Registered Public Accounting Firm

23	Consent of Independent Registered Public Accounting Firm

101.INS (1)	XBRL Instance Document

101.SCH (1)	XBRL Taxonomy Extension Schema Document

101.CAL (1)	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF (1)	XBRL Taxonomy Definition Linkbase Document

101.LAB (1)	XBRL Taxonomy Extension Label Linkbase Document

101.PRE (1)	XBRL Taxonomy Extension Presentation Linkbase Document

(1)
Pursuant to Rule 406T of Regulations S-T, these interactive data files are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933 or Section 18 of the Securities Exchange Act of 1934 and otherwise are not subject to liability.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY
By	/s/ Sandra T. Lane
Sandra T. Lane Assistant Secretary October 22, 2018

EXHIBIT INDEX

99.1	Revised Selected Financial Data

99.2	Revised Management's Discussion and Analysis

99.3	Revised Consolidated Financial Statements and Accompanying Footnotes

99.4	Report of Independent Registered Public Accounting Firm

23	Consent of Independent Registered Public Accounting Firm

101.INS (1)	XBRL Instance Document

101.SCH (1)	XBRL Taxonomy Extension Schema Document

101.CAL (1)	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF (1)	XBRL Taxonomy Definition Linkbase Document

101.LAB (1)	XBRL Taxonomy Extension Label Linkbase Document

101.PRE (1)	XBRL Taxonomy Extension Presentation Linkbase Document

(1)
Pursuant to Rule 406T of Regulations S-T, these interactive data files are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933 or Section 18 of the Securities Exchange Act of 1934 and otherwise are not subject to liability.